                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant / X /
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

         /   /            Preliminary Proxy Statement
         / X /            Definitive Proxy Statement
         /   /            Definitive Additional Materials
         /   /            Soliciting Material Pursuant to ss.240.14a-11(c) or
                          Section 240.14a-12

                                   D.G. JEWELLERY OF CANADA LTD.
                   ---------------------------------------------------------
                       (Name of Registrant as specified in its charter)


            --------------------------------------------------------------------
            (Name of Person(s) Filing Proxy Statement), if other than Registrant


Payment of Filing Fee (Check the appropriate box):

         / X /    No fee required
         /   /    $500 per each party to the controversy pursuant to
                  Exchange Act Rule 14a-6(i)(3).
         /   /    Fee computed on table below per Exchange Act Rules
                  14a-6(i)(4) and 0-11.

                  (1) Title of each class of securities to which transaction applies:_______________________________
                  (2) Aggregate number of securities to which transaction applies:___________________________________________
                  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
                           Rule 0-11:______________________________________(A)
                  (4)      Proposed maximum aggregate value of transaction:
                  (5)      Total fee paid:____________________________________

         /   /    Fee paid previously with preliminary materials.

         /   /    Check box if any of the fee is offset as provided by
                  Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  (1)      Amount Previously Paid:____________________________
                  (2)      Form, Schedule or Registration Statement No.:
                           ___________________________________________________
                  (3)      Filing Party:______________________________________
                  (4)      Date Filed:________________________________________

                          D.G. JEWELLERY OF CANADA LTD.
                               1001 PETROLIA ROAD
                             TORONTO, CANADA M3J 2X7
                                  -------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 20, 1999

TO THE STOCKHOLDERS OF D.G. JEWELLERY OF CANADA LTD.:

NOTICE IS HEREBY GIVEN, that the Annual Meeting of Stockholders of D.G. Jewellery of Canada Ltd. (the "Meeting") will be held at 10:00 a.m. on July 20, 1999 at the offices of D.G. Jewellery of Canada Ltd. (the "Company"), at 1001 Petrolia Road, Toronto, Ontario M3J 2X7, for the following purposes:

1. To elect the Board of Directors of D.G. Jewellery of Canada Ltd. for the ensuing year;

2. To ratify the appointment of Schwartz, Levitsky, Feldman, llp, Chartered Accountants, as the Company's independent chartered accountants for the ensuing year;

3.       To ratify the adoption of the 1999 Stock Option Plan.

4. To change the corporate name of D.G. Jewellery of Canada Ltd. to D.G. Jewelry Ltd.

5. To transact such other business as may properly come before the Meeting and any continuations and adjournments thereof.

Stockholders of record at the close of business on June 25, 1999 are entitled to notice of and to vote at the meeting.

In order to ensure a quorum, it is important that Stockholders representing a majority of the total number of shares issued and outstanding and entitled to vote, be present in person or represented by their proxies. Therefore, whether you expect to attend the meeting in person or not, please sign, fill out, date and return the enclosed proxy in the self-addressed, postage-paid envelope also enclosed. If you attend the meeting and prefer to vote in person, you can revoke your proxy.

In addition, please note that abstentions included in the determination of the number of shares present and voting, for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are not counted as voted either for or against a proposal.

By Order of the Board of Directors,

   /s/ S. Berkovits

Samuel Jacob "Jack" Berkovits
Chairman, Chief Executive Officer and President
June 30, 1999

                          D.G. JEWELLERY OF CANADA LTD.
                               1001 PETROLIA ROAD
                             TORONTO, CANADA M3J 2X7
                         -------------------------------
                                 PROXY STATEMENT
                         -------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 20, 1999


         This Proxy Statement is being furnished in connection with the solicitation by the Board of Directors of D.G. Jewellery of Canada Ltd. (the "Company"), for use at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held on July 20, 1999 at 10:00 a.m. at the Company's offices at 1001 Petrolia Road, Toronto, Canada M3J 2X7, and at any continuation and adjournment thereof. Anyone giving a proxy may revoke it at any time before it is exercised by giving the Chairman of the Board of Directors of the Company written notice of the revocation, by submitting a proxy bearing a later date or by attending the meeting and voting. This statement, the accompanying Notice of Meeting and form of proxy have been first sent to the Stockholders on or about June 30, 1999.

         In addition, please note that abstentions are included in the determination of the number of shares present and voting, for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are not counted as voted either for or against a proposal.

         All properly executed, unrevoked proxies on the enclosed form, which are received in time will be voted in accordance with the stockholder's directions, and unless contrary directions are given, will be voted for the election of directors of the nominees described below.

                             OWNERSHIP OF SECURITIES

         Only stockholders of record at the close of business on June 25, 1999, the date fixed by the Board of Directors in accordance with the Company's By-Laws, are entitled to vote at the meeting. As of May 31, 1999, there were issued and outstanding 5,960,280 shares of the Company's common stock.


         Each outstanding share of common stock is entitled to one vote on all matters properly coming before the meeting. A majority of the shares of the outstanding common stock is necessary to constitute a quorum for the meeting.

                             PRINCIPAL SHAREHOLDERS

         The following table sets forth as of the date of this Proxy Statement, the names and beneficial ownership of the Company's Common Stock beneficially owned, directly or indirectly, by (i) each person who is a director or executive officer of the Company, (ii) all directors and executive officers of the Company as a group, and (iii) all holders of 5% or more of the outstanding shares of Common Stock of the Company.






      NAMES AND ADDRESS OF BENEFICIAL                AMOUNT AND NATURE OF               PERCENTAGE OF SHARES
                 OWNER(1)                          BENEFICIAL OWNERSHIP(2)                  OUTSTANDING
      -------------------------------              -----------------------              --------------------
Jack Berkovits.............................                   2,634,975(3)                            44.2%
The Berkovits Family Trust.................                     426,000                                7.1%
Sheba Berkovits............................                     816,000(4)                            13.7%
Gary Davis.................................                      29,000(5)                                *
Leonard Fasullo............................                      20,000(6)                                *
Theodore Bonsignore........................                       2,500                                   *
Myer Feiler................................                      50,000(7)                                *
Ronald Rutman..............................                           ----                             ----
Haymarket, LLC.............................                     787,693(8)                            13.2%
All directors and executive officers
as a group (6) persons.....................                      2,736,475                            45.9%

* Less than one %.

(1) Except as set forth above, the address of each individual is 1001 Petrolia Road, Toronto, Ontario, Canada M3J 2X7.

(2) Based upon information furnished to the Company by either the directors and executive officers or obtained from the stock transfer books of the Company. The Company is informed that these persons hold the sole voting and dispositive power with respect to the Common Stock except as noted herein. For purposes of computing 'beneficial ownership' and the percentage of outstanding Common Stock held by each person or group of persons named above as of the date of this Prospectus, any security which such person or group of persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of computing beneficial ownership and the percentage ownership of such person or persons, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. As of the date of May 31, 1999, the Company had 5,960,280 shares of Common Stock outstanding and an additional 83,875 shares of Common Stock provided for issuance under the 1996 Stock Option Plan and an additional 411,375 under the 1998 Stock Option Plan.

(3) Includes (i) 426,000 shares of Common Stock owned by the Berkovits Family Trust of which Mr. Berkovits and his wife are co-trustees; (ii) 390,000 shares of Common Stock owned by his wife individually and (iii) 148,375 shares issuable upon options that are currently exercisable or exercisable in the next sixty days. Does not include (i) an aggregate of 390,000 shares of Common Stock owned by two of Mr. Berkovits' sons who are independent of their father, and (ii) 133,000 shares of common stock underlying options which are not currently exercisable or exercisable in the next sixty days.

(4) Includes 426,000 shares of Common Stock owned by the Berkovits Family Trust of which Ms. Berkovits is a co-trustees. Ms. Berkovits is the wife of Jack Berkovits.

(5) Includes 5,000 shares issuable upon the exercise of options which are currently exercisable or exercisable in the next sixty days.

(6) Includes 5,000 shares issuable upon the exercise of options which are currently exercisable or exercisable in the next sixty days.

(7) Includes 30,000 shares issuable upon the exercise of options which are currently exercisable or exercisable in the next sixty days.

(8) Includes 172,308 shares issuable upon the exercise of warrants which are currently exercisable or exercisable in the next sixty days,

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         Four directors are to be elected at the Meeting to hold office until the next meeting of stockholders or until their successors have been duly elected and qualified. The election of directors requires the affirmative vote of at least the majority of shares of Common Stock present or represented at a meeting at which a quorum is present or represented.

         The By-Laws of the Company provide that the authorized number of directors shall be as set by the Board of Directors but shall not be less than one or more than ten. The By-Laws require that a majority of the Company's directors be Canadian residents. The directors hold office until the next annual meeting of stockholders and until their successors have been elected and qualified. There are no agreements with respect to the election of directors. The Company has not to date paid directors fees for service on the Board of Directors or any committee thereof.


                            STOCKHOLDER VOTE REQUIRED

         The election of the directors will require the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting of Stockholders and entitled to vote on the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION TO THE BOARD OF DIRECTORS OF THE COMPANY OF EACH OF THE NOMINEES


                                                                  POSITION WITH THE      POSITION HELD
                  NAME                       AGE                       COMPANY               SINCE
Samuel J. Berkovits.....................      47         Chairman of the Board,              1979
                                                         CEO and President
Meyer Feiler............................      46         Director                            1998
Theodore L. Bonsignore..................      52         General Manager -                   1998
                                                         Diamonair, Director
Ronald Rutman...........................      46         Director                            1999


         SAMUEL JACOB "JACK" BERKOVITS has served as President and a director of the Company since 1979. He is a founding member of the Jeweler's Vigilance Committee (Canadian Jeweler's Association) and is active in community affairs. Mr. Berkovits became a member of the Canadian Institute of Chartered Accountants in 1976. He practiced as an accountant in Montreal from 1972 to 1977 when he joined the Company.

         THEODORE L. BONSIGNORE has served as General Manager of Diamonair since May 1998 and as a director since July 1998. Mr. Bonsignore works for the Company an average of between fifteen to twenty hours a week and also operates T.L. Bonsignore Management and Advisory Services, a consulting firm specializing in the jewelry industry. From 1975 to 1997, Mr. Bonsignore was employed by Krementz & CO., a jewelry manufacturer, serving as President since 1990. Mr. Bonsignore has been a director of the Jewelers Board of Trade since 1990 and has served as Chairman of that Board since 1998. Mr. Bonsignore is a certified public accountant. Mr. Bonsignore will be nominated to serve as a director at the Company's annual meeting.

         MEYER FEILER has been a director of the Company since July 1998. Mr. Feiler has served as President of Carmen Incorporated, one of the largest jewelry companies in Canada since 1993. Mr. Feiler has worked at Carmen Incorporated since 1979.

         RONALD RUTMAN has served as a director of the Company since March 1999. Mr. Rutman is a Chartered Accountant with the firm Zeifman & Company where he is a partner. Mr. Rutman has been with Zeifman & Company since 1973. Mr. Rutman specializes in taxation, consulting and bank finance. He has particular expertise in the jewelry and healthcare industries. He has a B.A. from the University of Toronto.

         There is no family relationship between any of the above named officers or directors.

         The term of office for directors and officers is one year.


AUDIT AND COMPENSATION COMMITTEES

         The Audit Committee consists of Messrs. Rutman, Berkovits and Feiler . The responsibilities of the Audit Committee include recommending to the board of directors the firm of independent auditors to serve the Company, reviewing the independent auditors reports, services and results of audit, and reviewing the scope, results and adequacy of the Company's internal control procedures. The Compensation Committee consists of Messrs. Berkovits, Rutman and Feiler. The Compensation Committee is expected to periodically review and evaluate officers' compensation and administers the Company's 1998 Stock Option Plan, and will administer the 1999 Stock Option Plan if adopted.

         For a period of three years after the effective date of the Company's Initial Public Offering on April 17, 1997, the Company has agreed to invite a designee of Joseph Dillon & Co. ("Dillon"), the underwriter to the Company's initial public offering to attend all meetings of the board of directors, but such designee will not be entitled to vote or be compensated. To date, Dillon has not designated a nominee.

         It is not expected that any director or committee member will receive any compensation for acting in such capacity. The Company will reimburse directors and committee members for all ordinary and necessary expenses incurred in attending any meeting of the board or any committee thereof.

         During the fiscal year ended December 31, 1998, the Company's Board of Directors met three times on February 17, 1998, May 21, 1998 and July 14, 1998, at which all of the Directors were present and acted by written consent eight times on February 6, 1998, February 10, 1998, June 1, 1998, June 19, 1998, July 13, 1998, July 30, 1998, November 16, 1998 and November 30, 1998, the Audit Committee met on May 21, 1998 and the Compensation Committee did not meet.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

         The following table sets forth all cash compensation for services rendered in all capacities to the Company, for the fiscal years ended December 31, 1998, December 31, 1997, December 31, 1996 paid to the Company's Chief Executive Officer, and the other most highly compensated executive officers (the "Named Executive Officers") at the end of the above fiscal years whose total annual salary plus bonus exceeded $100,000 per annum.

                             EXECUTIVE COMPENSATION

         The Summary Compensation Table below sets forth compensation paid by the Company and its subsidiaries for the last three fiscal year for services in all capacities for its CEO and any other officer who received a total annual salary and bonus from the Company which exceeded $100,000.

SUMMARY COMPENSATION TABLE


         NAME AND              YEAR/                                       RESTRICTED
        PRINCIPAL             PERIOD           ANNUAL                         STOCK       OPTIONS/          OTHER
         POSITION              ENDED        COMPENSATION        BONUS        AWARDS         SARS         COMPENSATION
         --------              -----        ------------        -----        ------         ----         ------------
Jack Berkovits, Chief          1998         $216,951          $125,000            0        266,000        $12,000(1)
Executive Officer              1997         $197,242          $187,798            0        377,500        $12,000(1)
and Chairman..............     1996         $147,061                $0            0              0        $12,000(1)
Gadi Beer, Vice President      1998         $196,755                $0            0         10,000         $7,710(3)
of Sales and Marketing         1997(2)      $109,375                $0            0              0             $0
Aviv......................     1996          ----              ----             ----           ----       -------


(1)      Represents monthly auto allowance.
(2) Mr. Beer's employment with the Company commenced on June 1, 1997, after the Company's acquisition of Aviv.
(3)      Represents car allowance of $5,638 and health insurance of $2,082.



    EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
                                  ARRANGEMENTS

             Jack Berkovits and the Company entered into a three year employment agreement commencing April 17, 1997 for Mr. Berkovits to serve as Chief Executive Officer and President at an annual salary of $250,000 with yearly increases of no less than $10,000. Should Mr. Berkovits die during the term of this agreement, his estate or designee shall receive, upon his death, two years full salary. In the event of disability, Mr. Berkovits is to receive 70% of his salary for the remainder of the term of the agreement. The agreement also provides for the Company to maintain approximately $2,000,000 in key-man insurance on the life of Mr. Berkovits. Currently, the Company is beneficiary of two "key-man" term policies with a total death benefit of $840,000. The $700,000 policy has been assigned to secure the Company's financing facilities with The Bank of Nova Scotia. The Company maintains a third policy with a death benefit of $1.1 million for which Mr. Berkovits' family is the beneficiary.

             Based upon any wrongful termination, which includes changes in control of the Company through an acquiring person (any person who has acquired or announces a tender offer or exchange for 25% of the Company), a sale of substantially all of the assets or merger, acquisition of the Company or its consolidation with another, or certain types of board changes, the Company shall pay Mr. Berkovits a lump sum payment, based upon his then compensation, including benefits and perquisites, from such termination. Such payment shall be the balance of his compensation for the remainder of the term or compensation for one year whichever is less; provided, if the payment is in excess of $100,000, then such excess shall be payable in equal quarterly payments with interest at the legal rate. The employment agreement also contains a one-year non-competition provision within a 200 mile radius of the Company's primary operation in Canada or anywhere in the United States.

             The Company entered into an employment agreement with Gadi Beer, the Vice-President of Sales and Marketing of Aviv for a term of one year terminating on February 9, 2000. Mr. Beer earns an annual base salary of $120,000 and is entitled to receive 0.8% of the total sales of Aviv. Mr. Beer has agreed to a covenant not to compete with the Company for a period of three years from the date of termination of the agreement. The agreement is renewable for additional successive one year terms upon the consent of both parties.

             No other officer has an employment contract with the Company.

COMPENSATION OF DIRECTORS

             There are no standard arrangements for the payment of any fees to directors of the Company for acting in such capacity. Directors are reimbursed for expenses for attending meetings.

             The Company has adopted a 1998 Stock Option Plan pursuant to which options have been granted to officers, directors, consultants, key employees, advisors and similar parties who provide their skills and expertise to the Company. See "Options, Warrants or Rights" below.

OPTIONS, WARRANTS OR RIGHTS

             In December 1996, the board of directors and shareholders adopted the 1996 D.G.

Jewellery of Canada Ltd. Stock Option Plan (the "1996 Plan"), pursuant to which 500,000 shares of Common Stock are provided for issuance. All such option have been granted.

             In February 1997, the Board granted 172,500 Options under the 1996 Plan to 20 persons, including officers, directors and key employees. The Options were exercisable at $4.50 per share for five years expiring February 9, 2002. On August 22, 1997, the Compensation Committee lowered the exercise price to $1.38, which was the Company's stock price on such date. On August 22, 1997, the Company granted an additional 327,500 options exercisable at $1.38 per share for five years to Jack Berkovits. All options granted vest and become issuable at the rate of 25% every six months so that the options are fully vested and issuable two years from their issuance date. The table below reflects the Options granted to the present officers and directors of the Company and the percentage of Options owned by such persons.





     OFFICER AND/OR DIRECTOR           EXPIRATION DATE         OPTIONS      PERCENT         EXERCISE PRICE
     -----------------------           ---------------         -------      -------         --------------
Jack Berkovits...................          (1)                 377,500       75.5%              $1.38
Gary Davis.......................          02/09/02             15,000        3.0%              $1.38
Leonard Fasullo..................          02/09/02             15,000        3.0%              $1.38

--------
(1) 327,500 of such options expire on August 21, 2002 and 50,000 expire on February 9, 2002.

             In July 1998, the board of directors and the shareholders adopted the 1998 Stock Option Plan, pursuant to which 500,000 shares of Common Stock are provided for issuance. In July 1998, the board also granted all of the 500,000 options to 42 persons including officers directors, consultants and key employees. The options were exercisable at the following prices: $2.77 (410,000 options); $3.25 (40,000 options); $4.00 (50,000 options). All options granted vest at the rate of 25% every six months so that the options will become fully vested in July 2000. The table below reflects the options under the 1998 Stock Option Plan granted to our present officers and directors and the percentage of options issued to such persons.





     OFFICER AND/OR DIRECTOR        EXPIRATION DATE         OPTIONS      PERCENT         EXERCISE PRICE
     -----------------------        ---------------         -------      -------         --------------
Jack Berkovits...................  07/14/03                  266,000       53.2%              $2.77
Gary Davis.......................  07/14/03                   20,000        4.0%              $2.77


     OFFICER AND/OR DIRECTOR        EXPIRATION DATE         OPTIONS      PERCENT         EXERCISE PRICE
     -----------------------        ---------------         -------      -------         --------------
Leonard Fasullo..................  07/14/03                   20,000        4.0%              $2.77
Theodore L. Bonsignore...........  07/14/03                   10,000        2.0%              $2.77
Myer Feiler......................  07/14/03                   60,000       12.0%               (1)

(1)      10,000 of such options are exercisable at $2.77 and the remaining
         50,000 options are exercisable at $4.00.

                              CERTAIN TRANSACTIONS

             In February 1995, the Company entered into a 10 year lease consisting of 23,000 square feet for its executive offices and manufacturing operations in North York, Ontario. The lease is with 1001 Petrolia Road Limited Partnership ("Petrolia L.P."), the general partner being 1013418 Ontario Inc. Jack Berkovits, Chairman, CEO and President of the Company, is the sole owner, officer and director of that general partner. Current rent is $107,948 and increases each year by the greater of $.37 a square foot or the percentage increase in the Consumer Price Index for the Municipality of Metropolitan Toronto. Additionally, the Company is paying real estate taxes, utilities and insurance aggregating $95,000 per year for this facility. Management is of the opinion that the lease is on terms as favorable as obtainable from unaffiliated third parties.

             Petrolia L.P. through 1013418 Ontario, Inc., the general partner, of which Mr. Berkovits is the sole shareholder, officer and director, had obtained a five year $660,000 mortgage on the property, which was renewed in October 1998. On April 30, 1999, the principal amount outstanding was $515,661. The Company is a guarantor of this mortgage.

             Jack Berkovits loaned the Company monies from time to time for operations and working capital which sums at April 30, 1999 aggregated approximately $2.0 million and the weighted average interest rate was 10%. In 1997, the Company repaid $1.2 million of such loans, including payments to a third party, Laurbrad Holdings Limited, who had loaned funds to Mr. Berkovits. Mr. Berkovits loaned the funds to the Company on the same terms, which included a 20% annual interest rate. The rate has now been reduced to 10%.

             Diamante is a Canadian company operating under the name Oromart which has four retail jewelry stores and operates jewelry departments in six Best Value Discount Stores. Diamante is owned by a Vice President of the Company, Leonard Fasullo, who is also Diamante's President (since 1998). The inventory provided to Diamante, consists primarily of manufacturing surplus, returns or refurbished jewelry, and on occasion gold chains and watches purchased by the Company for resale to Diamante. The inventory is secured by a registered security agreement covering the assets of Diamante, which security agreement has been assigned to The Bank of Nova Scotia which holds a substantial security interest in the assets of the Company. Diamante has guaranteed the Company's bank financing and provided the bank with a direct security interest in its assets. The Company consolidated, for financial reporting purposes, with Diamante until February 7, 1997, the termination date of the agreement with Diamante reflecting the Company's control over that retail operation. The Company performs certain administrative functions for Diamante.

             Diamante leases each facility for its four stores, of which one lease is guaranteed by the Company. This lease is terminable by Diamante on 90 days written notice, and is for five years, is a net, net lease, with renewal options for a rental rate of approximately $17,000 per year plus taxes, maintenance, insurance and utilities.

             In connection with the purchase of Aviv, the Company agreed to issue the former owners of Aviv an amount of shares having a value of $325,000 based on the average closing price in April 1999 in settlement of a note in that amount. Based on the closing prices the Company issued an aggregate of 45,145 shares. All of the former owners are presently employees of the Company

             The Company has entered into a supply agreement with Xite Jewelry.Com, Inc. ("Xite"), which is a newly formed company owned 50% by the Company and 50% by two sons of Jack Berkovits. The agreement provides that Xite will purchase jewelry from the Company on the best terms offered to the Company's other customers. In turn, Xite will sell such jewelry to or through certain Internet companies who have previously entered into arrangements with the Company. The Company has assigned certain Internet contracts to Xite. To date, sales through the Internet do not represent a significant percentage of total sales. Xite has entered into a letter of intent with a broker-dealer to effect a public offering of its common stock. There can be no assurance that such public offering will be effectuated or what the terms of such offering would be.

             All transactions between the Company, its officers, directors, principal shareholders or affiliates are, in the opinion of management, except for the interest rate charges on a portion of Mr. Berkovits' loans which are above the market rate, on terms no less favorable to the Company then may be obtained from unaffiliated third parties. All future transactions and loans between itself and its officers, directors and 5 % shareholders to be on terms no less favorable than could be obtained from independent, unaffiliated parties and will be approved by a majority of the independent, disinterested directors of the Company.

                                   PROPOSAL 2

           RATIFICATION OF SCHWARTZ, LEVITSKY, FELDMAN, llp, CHARTERED
               ACCOUNTANTS, AS THE COMPANY'S INDEPENDENT CHARTERED
                                   ACCOUNTANTS

             The Board of Directors has unanimously approved and unanimously recommends that the stockholders approve the appointment of Schwartz, Levitsky, Feldman, llp, Chartered Accountants as the Company's independent chartered accountants for the ensuing year. A member of Schwartz, Levitsky, Feldman, llp, Chartered Accountants will be available to answer questions and will have the opportunity to make a statement if he or she so desires at the Annual Meeting of Stockholders.

STOCKHOLDER VOTE REQUIRED

             Ratification of the appointment of Schwartz, Levitsky, Feldman, llp, Chartered Accountants as independent chartered accountants will require the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting of Stockholders.

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF SCHWARTZ, LEVITSKY, FELDMAN, LLP, CHARTERED ACCOUNTANTS AS INDEPENDENT CHARTERED ACCOUNTANTS.

                                 PROPOSAL NO. 3

                            ADOPTION OF THE COMPANY'S
                             1999 STOCK OPTION PLAN


             The Company's 1999 Stock Option Plan (the "1999 Option Plan") was adopted by the Board of Directors in June 1999. The purpose of the 1999 Option Plan is to grant directors, executive officers, employees, consultants and others who provide significant services to the Company a favorable opportunity to acquire Common Stock so that they have an incentive to contribute to its success and remain in its employ. Under the 1999 Option Plan, the Company is authorized to issue options for a total of 500,000 shares of Common Stock.

DESCRIPTION OF 1999 STOCK OPTION PLAN

             All directors, executive officers, employees, consultants and other persons who perform significant services for or on behalf of the Company are eligible to participate in the 1999 Option Plan. The Company currently has approximately 212 full-time employees.

             The Company may grant under the 1999 Option Plan both incentive stock options ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and stock options that do not qualify for incentive treatment under the Code ("Nonstatutory Options") or the Income Tax Act of Canada.

             A copy of the 1999 Option Plan is attached hereto as Appendix A. The following summary of the 1999 Option Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the 1999 Option Plan.

ADMINISTRATION.

             The Plan shall be administered by the Board of Directors of the Company (the "Board"), if each member is a "disinterested person" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"), or a committee (the "Committee") of two or more directors, a majority of whom are disinterested persons. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board. A majority of the members of the Committee shall constitute a quorum for the purposes of the Plan. Provided a quorum is present, the Committee may take action by affirmative vote or consent of a majority of its members present at a meeting.

             Subject to the express provisions of the Plan, the Committee shall have the authority to construe and interpret the Plan and all Stock Option Agreements (as defined in Section 3.4 of the 1999 Stock Option Plan) entered into pursuant hereto and to define the terms used therein, to prescribe, adopt, amend and rescind rules and regulations relating to the administration of the Plan and to make all other determinations necessary or advisable for the administration of the Plan; provided, however, that the Committee may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper; and, provided, further, in its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan. Subject to the express limitations of the Plan, the Committee shall designate the individuals from among the class of persons eligible to participate as provided in Section 1.3 of the 1999 Stock Option Plan, who shall receive options, whether an optionee will receive Incentive Stock Options or Nonstatutory Options, or both, and the amount, price, restrictions and all other terms and provisions of such options (which need not be identical).

             Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and the Company's officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Committee shall be fully protected by the Company in respect of any such action, determination or interpretation.

STOCK SUBJECT TO THE PLAN.

             Subject to adjustment as provided in Section 3.5 of the 1999 Stock Option Plan, the stock to be offered under the Plan shall be shares of authorized but unissued Common Stock, including any shares repurchased under the terms of the Plan or any Stock Option Agreement entered into pursuant hereto. The cumulative aggregate number of shares of Common Stock to be issued under the Plan shall not exceed 500,000, subject to adjustment as set forth in Section 3.5 of the 1999 Stock Option Plan.

             If any option granted hereunder shall expire or terminate for any reason without having been fully exercised, the unpurchased shares subject thereto shall again be available for the purposes of the Plan. For purposes of
Section 1.4 of the 1999 Stock Option Plan, where the exercise price of options is paid by means of the grantee's surrender of previously owned shares of Common Stock, only the net number of additional shares issued and which remain outstanding in connection with such exercise shall be deemed "issued" for purposes of the Plan.

             OPTION PRICE.

             The exercise price of each incentive Stock option granted under the Plan shall be determined by the Committee, but shall not be less than 100% of the "Fair Market Value" (as defined below) of Common Stock on the date of grant. If an Incentive Stock Option is granted to an employee who is a resident of the United States and who at the time such option is granted owns (within the meaning of section 424(d) of the Code) more than 10% of the total combined voting power of all classes of capital stock of the Company, the option exercise price shall be at least 110% of the Fair Market Value of Common Stock on the date of grant and the option by its terms shall not be exercisable after the expiration of 5 years from the date such option is granted. The exercise price of each Nonstatutory Option also shall be determined by the Committee, but shall not be less than 85% of the Fair Market Value of Common Stock, as defined in
Section 2.1 of the Plan on the date of grant. The status of each option granted under the Plan as either an Incentive Stock Option or a Nonstatutory Stock Option shall be determined by the Committee at the time the Committee acts to grant the option, and shall be clearly identified as such in the Stock Option Agreement relating thereto.

             In the discretion of the Committee exercised at the time the option is exercised, the exercise price of any option granted under the Plan shall be paid in full in cash, by check or by the optionee's interest-bearing promissory note (subject to any limitations of applicable state corporations law) delivered at the time of exercise; provided, however, that subject to the timing requirements of Section 2.7 of the 1999 Stock Option Plan, in the discretion of the Committee and upon receipt of all regulatory approvals, the person exercising the option may deliver as payment in whole or in part of such exercise price certificates for Common Stock of the Company (duly endorsed or with duly executed stock powers attached), which shall be valued at its Fair Market Value on the day of exercise of the option, or other property deemed appropriate by the Committee; and, provided further, the so-called cashless exercises as permitted under applicable rules and regulations of the Securities and Exchange Commission and the Federal Reserve Board shall be permitted in the discretion of the Committee. Without limiting the Commit tee's discretion in this regard, consecutive book entry stock-for-stock exercises of options (or "pyramiding") also are permitted in the Committee's discretion.

             Irrespective of the form of payment, the delivery of shares pursuant to the exercise of an option shall be conditioned upon payment by the optionee to the Company of amounts sufficient to enable the Company to pay all federal, state, and local withholding taxes applicable, in the Company's judgment, to the exercise. In the discretion of the Committee, such payment to the Company may be effected through (i) the Company's withholding from the number of shares of Common Stock that would otherwise be delivered to the optionee by the Company on exercise of the option a number of shares of Common Stock equal in value (as determined by the Fair Market Value of Common Stock on the date of exercise) to the aggregate withholding taxes, (ii) payment by the optionee to the Company of the aggregate withholding taxes in cash, (iii) withholding by the Company from other amounts contemporaneously owed by the Company to the optionee, or (iv) any combination of these three methods, as determined by the Committee in its discretion.


             OPTION PERIOD.

             (a) The Committee shall provide, in the terms of each Stock Option Agreement, when the option subject to such agreement expires and becomes unexercisable, but in no event will an Incentive Stock Option granted under the Plan be exercisable after the expiration of ten years from the date it is granted. Without limiting the generality of the foregoing, the Committee may provide in the Stock Option Agreement that the option subject thereto expires 90 days following a Termination of Employment for any reason other than death or disability or one year following a Termination of Employment for disability or following an optionee's death.

             (b) OUTSIDE DATE FOR EXERCISE. Notwithstanding any provision of this Section 2.2 of the 1999 Stock Option Plan, in no event shall any option granted under the Plan be exercised after the expiration date of such option set forth in the applicable Stock Option Agreement.

             EXERCISE OF OPTIONS.

             Each option granted under the Plan shall become exercisable and the total number of shares subject thereto shall be purchasable, in a lump sum or in such installments, which need not be equal, as the Committee shall determine; provided, however, that each option shall become exercisable in full no later than ten years after such option is granted, and each option shall become exercisable as to at least 10% of the shares of Common Stock covered thereby on each anniversary of the date such option is granted; and provided, further, that if the holder of an option shall not in any given installment period purchase all of the shares which such holder is entitled to purchase in such installment period, such holder's right to purchase any shares not purchased in such installment period shall continue until the expiration or sooner termination of such holder's option. The Committee may, at any time after grant of the option and from time to time, increase the number of shares purchasable in any installment, subject to the total number of shares subject to the option and the limitations set forth in Section 2.5 of the 1999 Stock Option Plan. At any time and from time to time prior to the time when any exercisable option or exercisable portion thereof becomes unexercisable under the Plan or the applicable Stock Option Agreement, such option or portion thereof may be exercised in whole or in part; provided, however, that the Committee may, by the terms of the option, require any partial exercise to be with respect to a specified minimum number of shares. No option or installment thereof shall be exercisable except with respect to whole shares. Fractional share interests shall be disregarded, except that they may be accumulated as provided above and except that if such a fractional share interest constitutes the total shares of Common Stock remaining available for purchase under an option at the time of exercise, the optionee shall be entitled to receive on exercise a certified or bank cashier's check in an amount equal to the Fair Market Value of such fractional share of stock.

             The exercise price of an option may not be less than the fair market value per share of Common Stock on the date that the option is granted in order to receive certain tax benefits under the Income Tax Act of Canada (the "ITA"). If the exercise price is below fair market value a benefit equal to the amount by which the fair market value of the shares at the time the employee acquires them exceeds the total of the amount paid for the shares or the amount paid for the right to acquire the shares shall be deemed to be received by the employee in the year the shares are acquired pursuant to paragraph 7(1) of the ITA. Where the exercise price of the option is equal to the fair market value of the shares at the time the option is granted, paragraph 110(1)(d) of the ITA allows a deduction from income equal to one quarter of the benefit as calculated above. If the exercise price of the option is less than the fair market value at the time it is granted, no deduction under paragraph 110(1)(d) is permitted. Options granted to any non-employees, whether directors or consultants or otherwise will confer a tax benefit in contemplation of the person becoming a shareholder pursuant to subsection 15(1) of the ITA.

             TRANSFERABILITY OF OPTIONS.

             Except as the Committee may determine as aforesaid, an option granted under the Plan shall, by its terms, be nontransferable by the optionee other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order (as defined by the Code), and shall be exercisable during the optionee's lifetime only by the optionee or by his or her guardian or legal representative.

             ISSUANCE OF STOCK CERTIFICATES.

             Upon exercise of an option, the Company shall deliver to the person exercising such option a stock certificate evidencing the shares of Common Stock acquired upon exercise. Notwithstanding the foregoing, the Committee in its discretion may require the Company to retain possession of any certificate evidencing stock acquired upon exercise of an option which remains subject to repurchase under the provisions of the Stock Option Agreement or any other agreement signed by the optionee in order to facilitate such repurchase provisions.

      ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; MERGER AND CONSOLIDATION.

             If the outstanding shares of Common Stock are changed into, or exchanged for cash or a different number or kind of shares or securities of the Company or of another corporation through reorganization, merger, recapitalization, reclassification, stock split-up, reverse stock split, stock dividend, stock consolidation, stock combination, stock reclassification or similar transaction, an appropriate adjustment shall be made by the Committee in the number and kind of shares as to which options and restricted stock may be granted. In the event of such a change or exchange, other than for shares or securities of another corporation or by reason of reorganization, the Committee shall also make a corresponding adjustment changing the number or kind of shares and the exercise price per share allocated to unexercised options or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment, however, shall be made without change in the total price applicable to the unexercised portion of the option but with a corresponding adjustment in the price for each share (except for any change in the aggregate price resulting from rounding-off of share quantities or prices).

             In the event of a "spin-off" or other substantial distribution of assets of the Company which has a material diminutive effect upon the Fair Market Value of the Common Stock, the Committee in its discretion shall make an appropriate and equitable adjustment to the exercise prices of options then outstanding under the Plan.

             Where an adjustment under Section 3.5 of the 1999 Stock Option Plan, of the type described above is made to an Incentive Stock Option held by a resident of the United States, the adjustment will be made in a manner which will not be considered a "modification" under the provisions of subsection 424(b)(3) of the Code.

             In connection with the dissolution or liquidation of the Company or a partial liquidation involving 50% or more of the assets of the Company, a reorganization of the Company in which another entity is the survivor, a merger or reorganization of the Company under which more than 50% of the Common Stock outstanding prior to the merger or reorganization is converted into cash or into a security of another entity, a sale of more than 50% of the Company's assets, any person or group of affiliated or associated persons, other than present management and directors, acquires 25% of more of the outstanding shares, or a similar event that the Committee determines, in its discretion, would materially alter the structure of the Company or its ownership, the Committee, upon 30 days prior written notice to the option holders, may, in its discretion, do one or more of the following: (i) shorten the period during which options are exercisable (provided they remain exercisable for at least 30 days after the date the notice is given); (ii) accelerate any vesting schedule to which an option is subject; (iii) arrange to have the surviving or successor entity grant replacement options with appropriate adjustments in the number and kind of securities and option prices, or (iv) cancel options upon payment to the option holders in cash, with respect to each option to the extent then exercisable (including any options as to which the exercise has been accelerated as contemplated in clause (ii) above), of any amount that is the equivalent of the Fair Market Value of the Common Stock (at the effective time of the dissolution, liquidation, merger, reorganization, sale or other event) or the fair market value of the option. In the case of a change in corporate control, the Committee may, in considering the advisability or the terms and conditions of any acceleration of the exercisability of any option pursuant to this Section 3.5, take into account the penalties that may result directly or indirectly from such acceleration to either the Company or the option holder, or both, under Section 280G of the Code, and may decide to limit such acceleration to the extent necessary to avoid or mitigate such penalties or their effects.

             No fractional share of Common Stock shall be issued under the Plan on account of any adjustment under Section 3.5 of the 1999 Stock Option Plan.

             AMENDMENT AND TERMINATION.

             The Board or the Committee may at any time suspend, amend or terminate the Plan and may, with the consent of the option holder, make such modifications of the terms and conditions of such option holder's option as it shall deem advisable, provided, however, that, without approval of the Company's stockholders given within twelve months before or after the action by the Board or the Committee, no action of the Board or the Committee may, (A) materially increase the benefits accruing to participants under the Plan; (B) materially increase the number of securities which may be issued under the Plan; or (C) materially modify the requirements as to eligibility for participation in the Plan. No option may be granted during any suspension of the Plan or after such termination. The amendment, suspension or termination of the Plan shall not, without the consent of the option holder affected thereby, alter or impair any rights or obligations under any option theretofore granted under the Plan. No option way be granted during any period of suspension nor after termination of the Plan, and in no event may any option be granted under the Plan after the expiration of ten years from the date the Plan is adopted by the Board.

             PRIVILEGES OF STOCK OWNERSHIP; NON-DISTRIBUTIVE INTENT; REPORTS TO OPTION HOLDERS.

             A participant in the Plan shall not be entitled to the privilege of stock ownership as to any shares of Common Stock not actually issued to the optionee. Upon exercise of an option at a time when there is not in effect under the Securities Act of 1933, as amended, a Registration Statement relating to the Common Stock issuable upon exercise or payment therefor and available for delivery a Prospectus meeting the requirements of Section 10(a)(3) of said Act, the optionee shall represent and warrant in writing to the Company that the shares purchased are being acquired for investment and not with a view to the distribution thereof.

             The Company shall furnish to each optionee under the Plan the Company's annual report and such other periodic reports, if any, as are disseminated by the Company in the ordinary course to its stockholders.

             TERMINATION.

             The Plan shall terminate automatically as of the close of business on the day preceding the tenth anniversary date of its adoption by the Board or earlier as provided in Section 3.8. Unless otherwise provided herein, the termination of the Plan shall not affect the validity of any option agreement outstanding at the date of such termination.

             U.S. FEDERAL INCOME TAX TREATMENT

             Under the Code, neither the grant nor the exercise of Incentive Stock Options is a taxable event to the optionee (except to the extent an optionee may be subject to alternative minimum tax); rather, the optionee is subject to tax only upon the sale of the common stock acquired upon exercise of the Incentive Stock Option. Upon such a sale, the entire difference between the amount realized upon the sale and the exercise price of the option will be taxable to the optionee. Subject to certain holding period requirements, such difference will be taxed as a capital gain rather than as ordinary income.

             Optionees who receive Nonstatutory Options will be subject to taxation upon exercise of such options on the spread between the Fair Market Value of the Common Stock on the date of exercise and the exercise price of such options. This spread is treated as ordinary income to the optionee, and the Company is permitted to deduct as an employee expense a corresponding amount. Nonstatutory Options do not give rise to a tax preference item subject to the alternative minimum tax.

             CANADIAN FEDERAL INCOME TAX TREATMENT

             The exercise price of an option may not be less than the fair market value per share of Common Stock on the date that the option is granted in order to receive certain tax benefits under the Income Tax Act of Canada (the "ITA"). If the exercise price is below fair market value a benefit equal to the amount by which the fair market value of the shares at the time the employee acquires them exceeds the total of the amount paid for the shares or the amount paid for the right to acquire the shares shall be deemed to be received by the employee in the year the shares are acquired pursuant to paragraph 7(1) of the ITA. Where the exercise price of the option is equal to the fair market value of the shares at the time the option is granted, paragraph 110(1)(d) of the ITA allows a deduction from income equal to one quarter of the benefit as calculated above. If the exercise price of the option is less than the fair market value at the time it is granted, no deduction under paragraph 110(1)(d) is permitted. Options granted to any non-employees, whether directors or consultants or otherwise will confer a tax benefit in contemplation of the person becoming a shareholder pursuant to subsection 15(1) of the ITA.

                            STOCKHOLDER VOTE REQUIRED

             Approval of the Company's 1999 Stock Option Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting of Stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE COMPANY'S 1999 STOCK OPTION PLAN.

                                   PROPOSAL 4

                          CHANGE OF THE CORPORATE NAME
                              TO D.G. JEWELRY LTD.

             Management proposes that the corporate name of the Company be changed to D.G.. Jewelry Ltd. Management believes the name of the Company should be changed to reflect its becoming an international supplier of jewelry.


                            STOCKHOLDER VOTE REQUIRED

             The change of the corporate name to D.G. Jewelry Ltd. will require the affirmative vote of 2/3 of the shares present in person or represented by proxy at the Annual Meeting of Stockholders and entitled to vote on the change in the corporate name. If 2/3 of the shares present in person or represented by proxy at the Annual Meeting of the Stockholders votes in favor of changing the corporate name to D.G. Jewelry Ltd., the new name needs to be submitted to and approved by the Ministry of Consumer and Commercial Relations for the Province of Ontario.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE CHANGE IN THE CORPORATE NAME TO D.G. JEWELRY LTD.

                                  OTHER MATTERS

             The Board of Directors does not know of any matters other than those referred to in the Notice of Meeting which will be presented for consideration at the meeting. However, it is possible that certain proposals may be raised at the meeting by one or more stockholders. In such case, or if any other matter should properly come before the meeting, it is the intention of the person named in the accompanying proxy to vote such proxy in accordance with his or her best judgement.


                             SOLICITATION OF PROXIES

             The cost of soliciting proxies will be borne by the Company. Solicitations may be made by mail, personal interview, telephone, and telegram by directors, officers and employees of the Company. The Company will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending proxy material to beneficial owners of the Company's capital stock.

                              STOCKHOLDER PROPOSALS

             In order to be included in the materials for the Company's next Annual Meeting of Stockholders, stockholder proposals must be received by the Company on or before March 31, 2000.

           ANNUAL AND QUARTERLY REPORTS TO THE SECURITIES AND EXCHANGE
                                   COMMISSION

             The Annual Report on Form 20-F for the year ended December 31, 1998 as filed with the Securities and Exchange Commission will be made available to stockholders free of charge by writing to 1001 Petrolia Road, Toronto, Ontario M3J 2X7, Attention: Corporate Secretary.

By Order of the Board of Directors,

    /s/ S. Berkovits

Samuel Jacob "Jack" Berkovits
Chairman, President and Chief Executive Officer

June 30, 1999

                                   APPENDIX A



                         D.G. JEWELLERY OF CANADA, LTD.
                             1999 STOCK OPTION PLAN

1. PURPOSE OF PLAN; ADMINISTRATION

1.1 PURPOSE.

             D.G. Jewellery of Canada, Ltd. 1999 Stock Option Plan (hereinafter, the "Plan") is hereby established 11, grant to officers and other employees of D.G. Jewellery of Canada, Ltd. (the "Company") (11 (11 its parents III subsidiaries (as defined in Sections 424(e) and (f), respectively, of the United States Internal Revenue Code of 1986, as amended (the "Code")), if any (individually and collectively, the Company"), and to non employee directors, consultants and advisors and other persons who may perform significant services for or on behalf of the Company, a favorable opportunity to acquire common stock ("Common Stock"), of the Company and thereby to create an incentive for such persons to remain in the employ of or provide services to the, Company and to contribute to its success.

             The Company may grant under the Plan both incentive stock options within the meaning of Section 422 of the Code ("Incentive Stock Options") and stock options that do not qualify for treatment as Incentive Stock Options ("Nonstatutory Options"). Unless expressly provided to the contrary herein, all references herein to) "options,' shall include both incentive Stock Options and Nonstatutory Options.

1.2 ADMINISTRATION.

             The Plan shall be administered by the Board of Directors of the Company (the "Board") if each member is a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"), or a committee (the "Committee") of two or more directors, each of whom is a Non-Employee Director. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board Vacancies in the Committee may be filled by the Board.

             A majority of the members of the Committee shall constitute a quorum for the purposes of the Plan. Provided a quorum is present, the Committee may take action by affirmative vote or consent of majority of its members present at a meeting. Meetings may be held telephonically as long as all members are able to hear one another, and a member of the Committee shall be deemed to be present for this purpose if he or she simultaneous communication by telephone with the other members who are able to hear one another in lieu of action at a meeting, the Committee may act by written consent of a majority of its members

             Subject to the express provisions of the Plan, the Committee shall have the authority to construe 'I'll interpret the Plan and all Stock Option Agreements (as defined in Section 3.4) entered into pursuant hereto and to define the terms used therein, to prescribe, adopt, amend and rescind rules and regulations relating to the administration of the Plan and to make all other determinations necessary or advisable for the administration of the Plan; provided, however, that the Committee may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper; and, provided, further, in its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan. Subject to the express limitations of the Plan, the Committee shall designate the individuals from among the class of persons eligible to participate as provided in Section 1.3 who shall receive options, whether an optionee will receive Incentive Stock Options or Nonstatutory Options, or both, and the amount, price, restrictions and all other terms and provisions of such options (which need not be identical).

             Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur ill connection with the administration of this Plan shall be home by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and the Company's officers and directors shall be entitled to rely upon the advice opinions or valuations of any such persons. No members of the Committee or Board shall be personally liable for any action determination or interpretation made in good faith with respect to the Plan, and all members of the Committee shall be fully protected by the Company in respect of any such action, determination or interpretation

1.3 PARTICIPATION.

             Officers and other employees of the Company, non-employee directors, consultants and advisors and other persons who may perform significant services on behalf of the Company shall be eligible for selection to participate in the Plan upon approval by the Committee; provided, however, that only "employees" (within the meaning of Section 3401(c) of the Code) of the Company shall be eligible for the grant of Incentive Stock Options. An individual who has been granted an option may, if otherwise eligible, be granted additional options if the Committee shall so determine. No person is eligible to participate in the Plan by matter of right; only those eligible persons who are selected by the Committee in its discretion shall participate in the Plan.

1.4 STOCK SUBJECT TO THE PLAN.

             Subject to adjustment as provided in Section 3.5, the stock to be offered under the Plan shall be shares of authorized but unissued Common Stock, including any shares repurchased under the terms of the Plan or any Stock Option Agreement entered into pursuant hereto. The cumulative aggregate number of shares of Common Stock to be issued under the Plan shall not exceed 500,000, subject to adjustment as set forth in Section 3.5.

             If any option granted hereunder shall expire or terminate for any reason without having been fully exercised, the unpurchased shares subject thereto shall again be available for the purposes of the Plan. For purposes of this Section 1.4, where the exercise price of options is paid by means of the grantee's surrender of previously owned shares of Common Stock, only the net number of additional shares issued and which remain outstanding in connection with such exercise shall be deemed "issued" for purposes of the Plan.

2. STOCK OPTIONS

2.1 EXERCISE PRICE; PAYMENT

             (a) The exercise price of each Incentive Stock Option granted under the Plan shall be determined by the Committee, but shall not be less than 100% of the "Fair Market Value" (as defined below) of Common Stock on the date of grant. If an Incentive Stock Option is granted to an employee who (i) at the time such option is granted owns (within the meaning of section 424(d) of the Code) more than 10% of the total combined voting power of all classes of capital stock of the Company and (ii) is a U.S. resident, the option exercise price shall be at least 110% of the Fair Market Value of Common Stock on the date of grant. The exercise price of each Nonstatutory Option also shall be determined by the Committee, but shall not be less than 85% of the Fair Market Value of Common Stock on the date of grant. The status of each option granted under the Plan as either an Incentive Stock Option or a Nonstatutory Option shall be determined by the Committee at the time the Committee acts to grant the option, and shall be clearly identified as such in the Stock Option Agreement relating thereto.

             "Fair Market Value" for purposes of the Plan shall mean: (i) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any, on the day immediately preceding the date of grant, or, if shares were not traded on the day preceding such date of grant, then on the next preceding trading day during which a sale occurred; or (ii) if Common Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, (1) the last sales price (if Common Stock is then listed on the Nasdaq Stock Market) or (2) the mean between the closing representative bid and asked price (in all other cases) for Common Stock on the day prior to the date of grant as reported by Nasdaq or such successor quotation system; or (iii) if there is no listing or trading of Common Stock either on a national exchange or over-the-counter, that price determined in good faith by the Committee to be the fair value per share of Common Stock, based upon such evidence as it deems necessary or advisable.

             (b) In the discretion of the Committee at the time the option is exercised, the exercise price of any option granted under the Plan shall be paid in full in cash, by check or by the optionee's interest-bearing promissory note (subject to any limitations of applicable state corporations law) delivered at the time of exercise; provided, however, that subject to the timing requirements of Section 2.7, in the discretion of the Committee and upon receipt of all regulatory approvals, the person exercising the option may deliver as payment in whole or in part of such exercise price certificates for Common Stock of the Company (duly endorsed or with duly executed stock powers attached), which shall be valued at its Fair Market Value on the day of exercise of the option, or other property deemed appropriate by the Committee; and, provided further, that, subject to Section 422 of the Code, so-called cashless exercises as permitted under applicable rules and regulations of the Securities and Exchange Commission and the Federal Reserve Board shall be permitted in the discretion of the Committee. Without limiting the Committee's discretion in this regard, consecutive book entry stock-for-stock exercises of options (or I "pyramiding") also are permitted in the Committee's discretion. Irrespective of the form of payment, the delivery of shares issuable upon the exercise of an option shall be conditioned upon payment by the optionee to the Company of amounts sufficient to enable the Company to pay all federal, state, and local withholding taxes resulting, in the Company's judgment, from the exercise. In the discretion of the Committee, such payment to the Company may be effected through (i) the Company's withholding from the number of shares of Common Stock that would otherwise be delivered to the optionee by the Company on exercise of the option a number of shares of Common Stock equal in value (as determined by the Fair Market Value of Common Stock on the date of exercise) to the aggregate withholding taxes, (ii) payment by the optionee to the Company of the aggregate withholding taxes in cash, (iii) withholding by the Company from other amounts contemporaneously owed by the Company to the optionee, or (iv) any combination of these three methods, as determined by the Committee in its discretion.

2.2 OPTION PERIOD.

             (a) The Committee shall provide, in the terms of each Stock Option Agreement, when the option subject to such agreement expires and becomes unexercisable, but in no event will an Incentive Stock Option granted under the Plan be exercisable after the expiration of ten years from the date it is granted. Without limiting the generality of the foregoing, the Committee may provide in the Stock Option Agreement that the option subject thereto expires 90 days following a Termination of Employment (as defined in Section 3.2 hereof) for any reason other than death or disability, or one year following a Termination of Employment for disability or following an optionee's death. Except as limited by the Option Agreement, the Committee may declare any options null and void if the holder of such options is terminated for cause.

             (b) Outside Date for Exercise. Notwithstanding any provision of this Section 2.2, in no event shall any option granted under the Plan be exercised after the expiration date of such option set forth in the applicable Stock Option Agreement.

2.3 EXERCISE OF OPTIONS.

             Each option granted under the Plan shall become exercisable and the total number of shares subject thereto shall be purchasable, in a lump sum or in such installments, which need not be equal, as the Committee shall determine; provided, however, that each option shall become exercisable in full no later than ten years after such option is granted, and each option shall become exercisable as to at least 10% of the shares of Common Stock covered thereby on each anniversary of the date such option is granted; and provided, further, that if the holder of an option shall not in any given installment period purchase all of the shares which such holder is entitled to purchase in such installment period, such holder's right to purchase any shares not purchased in such installment period shall continue until the expiration or sooner termination of such holder's option. The Committee may, at any time after grant of the option and from time to time, increase the number of shares purchasable in any installment, subject to the total number of shares subject to the option and the limitations set forth in Section 2.5. At any time and from time to time prior to the time when any exercisable option or exercisable portion thereof becomes unexercisable under the Plan or the applicable Stock Option Agreement, such option or portion thereof may be exercised in whole or in part; provided, however, that the Committee may, by the terms of the option, require any partial exercise to be with respect to a specified minimum number of shares. No option or installment thereof shall be exercisable except with respect to whole shares. Fractional share interests shall be disregarded, except that they may be accumulated as provided above and except that if such a fractional share interest constitutes the total shares of Common Stock remaining available for purchase under an option at the time of exercise, the optionee shall be entitled to receive on exercise a certified or bank cashier's check in an amount equal to the Fair Market Value of such fractional share of stock.

2.4 TRANSFERABILITY OF OPTIONS.

             Except as the Committee may determine as aforesaid, an option granted under the Plan shall, by its terms, be nontransferable by the optionee other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order (as defined by the Code), and shall be exercisable during the optionee's lifetime only by the optionee or by his or her guardian or legal representative. More particularly, but without limiting the generality of the immediately preceding sentence, an option may not be assigned, transferred (except as provided in the preceding sentence), pledged or hypothecated (whether by operation of law or otherwise), and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition of any option contrary to the provisions of the Plan and the. applicable Stock Option Agreement, and any levy of any attachment or similar process upon an option, shall be null and void, and otherwise without effect, and the Committee may, in its sole discretion, upon the happening of any such event, terminate such option forthwith.

2.5 LIMITATION ON EXERCISE OF INCENTIVE STOCK OPTIONS.

             To the extent that the aggregate Fair Market Value (determined on the date of grant as provided in Section 2.1 above) of the Common Stock with respect to which Incentive Stock Options granted hereunder (together with all other Incentive Stock Option plans of the Company) are exercisable for the first time by an optionee who is a U.S. citizen in any calendar year under the Plan exceeds $100,000, such options granted hereunder shall be treated as Nonstatutory Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted.

2.6 DISQUALIFYING DISPOSITIONS OF INCENTIVE STOCK OPTIONS.

             If the option holder is a U.S. citizen and if Common Stock acquired upon exercise of any Incentive Stock Option is disposed of in a disposition that, under Section 422 of the Code, disqualifies the option holder from the application of Section 421(a) of the Code, the holder of the Common Stock immediately before the disposition shall comply with any requirements imposed by the Company in order to enable the Company to secure the related income tax deduction to which it is entitled in such event.

2.7 CERTAIN TIMING REQUIREMENTS.

             At the discretion of the Committee, shares of Common Stock issuable to the optionee upon exercise of an option may be used to satisfy the option exercise price or the tax withholding consequences of such exercise, in the case of persons subject to Section 16 of the Securities Exchange Act of 1934, as amended, only (i) during the period beginning on the third business day following the date of release of the quarterly or annual summary statement of sales and earnings of the Company and ending on the twelfth business day following such date or (ii) pursuant to an irrevocable written election by the optionee to use shares of Common Stock issuable to the optionee upon exercise of the option to pay all or part of the option price or the withholding taxes made at least six months prior to the payment of such option price or withholding taxes.

2.8 NO EFFECT ON EMPLOYMENT.

             Nothing in the Plan or in any Stock Option Agreement hereunder shall confer upon any optionee any right to continue in the employ of the Company, any Parent Corporation or any subsidiary or shall interfere with or restrict in any way the rights of the Company, its Parent Corporation and its Subsidiaries, which are hereby expressly reserved, to discharge any optionee at any time for any reason whatsoever, with or without cause.

             For purposes of the Plan, "Parent Corporation" shall mean any corporation in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. For purposes of the Plan, "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

3. OTHER PROVISIONS

3.1 Sick LEAVE AND LEAVES OF ABSENCE.

             Unless otherwise provided in the Stock Option Agreement, and to the extent permitted by Section 422 of the Code, an optionee's employment shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Company if the period of any such leave does not exceed a period approved by the Company, or, if longer, if the optionee's right to reemployment by the Company is guaranteed either contractually or by statute. A Stock Option Agreement may contain such additional or different provisions with respect to leave of absence as the Committee may approve, either at the time of grant of an option or at a later time.

3.2 TERMINATION OF EMPLOYMENT.

             For purposes of the Plan "Termination of Employment," shall mean the time when the employee- employer relationship between the optionee and the Company, any Subsidiary or any Parent Corporation is terminated for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) terminations where there is a simultaneous reemployment or continuing employment of an optionee by the Company, any Subsidiary or any Parent Corporation, (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee- employer relationship, and
(iii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company, a Subsidiary or any Parent Corporation with the former employee. Subject to
Section 3.1, the Committee, in its absolute discretion, shall determine the affect of all matters and questions relating to Termination of Employment; provided, however, that, with respect to Incentive Stock Options, a leave of absence or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that such leave of absence or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then-applicable regulations and revenue rulings under said Section.

3.3 ISSUANCE OF STOCK CERTIFICATES.

             Upon exercise of an option, the Company shall deliver to the person exercising such option a stock certificate evidencing the shares of Common Stock acquired upon exercise. Notwithstanding the foregoing, the Committee in its discretion may require the Company to retain possession of any certificate evidencing stock acquired upon exercise of an option which remains subject to repurchase under the provisions of the Stock Option Agreement or any other agreement signed by the optionee in order to facilitate such repurchase provisions.

3.4 TERMS AND CONDITIONS OF OPTIONS.

             Each option granted under the Plan shall be evidenced by a written Stock Option Agreement ("Stock Option Agreement") between the option holder and the Company providing that the option is subject to the terms and conditions of the Plan and to such other terms and conditions not inconsistent therewith as the Committee may deem appropriate in each case.

3.5 ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; MERGER AND CONSOLIDATION.

             If the outstanding shares of Common Stock are changed into, or exchanged for cash or a different number or kind of shares or securities of the Company or of another corporation through reorganization, merger, recapitalization, reclassification, stock split-up, reverse stock split, stock dividend, stock consolidation, stock combination, stock reclassification or similar transaction, an appropriate adjustment shall be made by the Committee in the number and kind of shares as to which options may be granted. In the event of such a change or exchange, other than for shares or securities of another corporation or by reason of reorganization, the Committee shall also make a corresponding adjustment changing the number or kind of shares and the exercise price per share allocated to unexercised options or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment, however, shall be made without change in the total price applicable to the unexercised portion of the option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices).

             In the event of a "spin-off" or other substantial distribution of assets of the Company which has a material diminutive effect upon the Fair Market Value of the Common Stock, the Committee in its discretion shall make an appropriate and equitable adjustment to the exercise prices of options then outstanding under the Plan.

             Where an adjustment under this Section 3.5 of the type described above is made to an Incentive Stock Option, the adjustment will be made in a manner which will not be considered a "modification" under the provisions of subsection 424(b)(3) of the Code.

             In connection with the dissolution or liquidation of the Company or a partial liquidation involving 50% or more of the assets of the Company, a reorganization of the Company in which another entity is the survivor, a merger or reorganization of the Company under which more than 50% of the Common Stock outstanding prior to the merger or reorganization is converted into cash or into a security of another entity, a sale of more than 50% of the Company's assets, any person or group of affiliated or associated persons, other than present management and directors, acquires 25% of more of the outstanding shares, or a similar event that the Committee determines, in its discretion, would materially alter the structure of the Company or its ownership, the Committee, upon 30 days prior written notice to the option holders, may, in its discretion, do one or more of the following: (i) shorten the period during which options are exercisable (provided they remain exercisable for at least 30 days after the date the notice is given); (ii) accelerate any vesting schedule to which an option is subject; (iii) arrange to have the surviving or successor entity grant replacement options with appropriate adjustments in the number and kind of securities and option prices, or (iv) cancel options upon payment to the option holders in cash, with respect to each option to the extent then exercisable (including any options as to which the exercise has been accelerated as contemplated in clause (ii) above), of any amount that is the equivalent of the Fair Market Value of the Common Stock (at the effective time of the dissolution, liquidation, merger, reorganization, sale or other event) or the fair market value of the option. In the case of a change in corporate control, the Committee may, in considering the advisability or the terms and conditions of any acceleration of the exercisability of any option pursuant to this Section 3.5, take into account the penalties that may result directly or indirectly from such acceleration to either the Company or the option holder, or both, under Section 28OG of the Code, and may decide to limit such acceleration to the extent necessary to avoid or mitigate such penalties or their effects.

             No fractional share of Common Stock shall be issued under the Plan on account of any adjustment under this Section 3.5.

3.6 RIGHTS OF PARTICIPANTS AND BENEFICIARIES.

             The Company shall pay all amounts payable hereunder only to the option holder or beneficiaries entitled thereto pursuant to the Plan. The Company shall not be liable for the debts, contracts or engagements of any optionee or his or her beneficiaries, and rights to cash payments under the Plan may not be taken in execution by attachment or garnishment, or by any other legal or equitable proceeding while in the hands of the Company.

3.7 GOVERNMENT REGULATIONS.

             The Plan, and the grant and exercise of options and the issuance and delivery of shares of Common Stock under options granted hereunder, shall be subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law) and federal margin requirements and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

3.8 AMENDMENT AND TERMINATION.

             The Board or the Committee may at any time suspend, amend or terminate the Plan and may, with the consent of the option holder, make such modifications of the terms and conditions of such option holder's option as it shall deem advisable, provided, however, that, without approval of the Company's stockholders given within twelve months before or after the action by the Board or the Committee, no action of the Board or the Committee may, (A) materially increase the benefits accruing to participants under the Plan; (B) materially increase the number of securities which may be issued under the Plan; or (C) materially modify the requirements as to eligibility for participation in the Plan. No option may be granted during any suspension of the Plan or after such termination. The amendment, suspension or termination of the Plan shall not, without the consent of the option holder affected thereby, alter or impair any rights or obligations under any option theretofore granted under the Plan. No option way be granted during any period of suspension nor after termination of the Plan, and in no event may any option be granted under the Plan after the expiration of ten years from the date the Plan is adopted by the Board.

3.9 TIME OF GRANT AND EXERCISE OF OPTION.

             An option shall be deemed to be exercised when the Secretary of the Company receives written notice from an option holder of such exercise, payment of the exercise price determined pursuant to Section 2.1 of the Plan and set forth in the Stock Option Agreement, and all representations, indemnifications and documents reasonably requested by the Committee.

3.10 PRIVILEGES OF STOCK OWNERSHIP; NON-DISTRIBUTIVE INTENT; REPORTS TO OPTION HOLDERS.

             A participant in the Plan shall not be entitled to the privilege of stock ownership as to any shares of Common Stock not actually issued to the optionee. Upon exercise of an option at a time when there is not in effect under the Securities Act of 1933, as amended, a Registration Statement relating to the Common Stock issuable upon exercise or payment therefor and available for delivery a Prospectus meeting the requirements of Section 10(a)(3) of said Act, the optionee shall represent and warrant in writing to the Company that the shares purchased are being acquired for investment and not with a view to the distribution thereof.

             The Company shall furnish to each optionee under the Plan the Company's annual report and such other periodic reports, if any, as are disseminated by the Company in the ordinary course to its stockholders.

3.11 LEGENDING SHARE CERTIFICATES.

             In order to enforce any restrictions imposed upon Common Stock issued upon exercise of an option granted under the Plan or to which such Common Stock may be subject, the Committee may cause a legend or legends to be placed on any share certificates representing such Common Stock, which legend or legends shall make appropriate reference to such restrictions, including, but not limited to, a restriction against sale of such Common Stock for any period of time as may be required by applicable laws or regulations. If any restriction with respect to which a legend was placed on any certificate ceases to apply to Common Stock represented by such certificate, the owner of the Common Stock represented by such certificate may require the Company to cause the issuance of a new certificate not bearing the legend.

             Additionally, and not by way of limitation, the Committee may impose such restrictions on any Common Stock issued pursuant to the Plan as it may deem advisable, including, without limitation, restrictions under the requirements of any stock exchange upon which Common Stock is then traded.

3.12 USE OF PROCEEDS.

             Proceeds realized pursuant to the exercise of options under the Plan shall constitute general funds of the Company.

3.13 CHANGES IN CAPITAL STRUCTURE; NO IMPEDIMENT TO CORPORATE TRANSACTIONS.

             The existence of outstanding options under the Plan shall not affect the Company's right to effect adjustments, recapitalizations, reorganizations or other changes in its or any other corporation's capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting Common Stock, the dissolution or liquidation of the Company's or any other corporation's assets or business, or any other corporate act, whether similar to the events described above or otherwise.

3.14 EFFECTIVE DATE OF THE PLAN.

             The Plan shall be effective as of the date of its approval by the stockholders of the Company within twelve months after the date of the Board's initial adoption of the Plan. Options may be granted but not exercised prior to stockholder approval of the Plan. If any options are so granted and stockholder approval shall not have been obtained within twelve months of the date of adoption of this Plan by the Board of Directors, such options shall terminate retroactively as of the date they were granted.

3.15 TERMINATION.

             The Plan shall terminate automatically as of the close of business on the day preceding the tenth anniversary date of its adoption by the Board or earlier as provided in Section 3.8. Unless otherwise provided herein, the termination of the Plan shall not affect the validity of any option agreement outstanding at the date of such termination.

3.16 NO EFFECT ON OTHER PLANS.

             The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company, any Subsidiary or any Parent Corporation. Nothing in the Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for employees of the Company, any Subsidiary or any Parent Corporation or (ii) to grant or assume options or other rights otherwise than under the Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise. of the business, stock or assets of any corporation, partnership, firm or association.

 GENERAL PROXY--1999 ANNUAL MEETING OF STOCKHOLDERS OF D.G. JEWELLERY OF CANADA
                                      LTD.

    The undersigned hereby appoints Samuel Jacob Berkovits, with full power of substitution, proxy to vote all of the shares of Common Stock of the undersigned and with all of the powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders of D.G. Jewellery of Canada Ltd., to be held at 1001 Petrolia Road, Toronto, Ontario, M3J 2X7 on July 20, 1999 at 10:00 a.m. and at all adjournments thereof, upon the matters specified below, all as more fully described in the Proxy Statement dated June 30, 1999 and with the discretionary powers upon all other matters which come before the meeting or any adjournment thereof.

    THIS PROXY IS SOLICITED ON BEHALF OF D.G. JEWELLERY OF CANADA LTD'S BOARD OF DIRECTORS.

1.   To elect five directors to hold office for a term of one year.
     / / FOR ALL NOMINEES    / / WITHHELD FOR ALL NOMINEES
     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW:
     --------------------------------------------------------------------------
2. To ratify the appointment of Schwartz, Levitsky, Feldman, llp, as the Company's chartered accountants.
     / / FOR                 / / AGAINST            / /
                             ABSTAIN
3.   To adopt the Company's 1999 Stock Option Plan.
     / / FOR                 / / AGAINST            / /
                             ABSTAIN
4.   To change the Company's corporate name to D.G. Jewelry Ltd.
     / / FOR                 / / AGAINST            / /
                             ABSTAIN
5. In their discretion, upon such other matter or matters that may properly come before the meeting, or any adjournments thereof.

                 (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

(CONTINUED FROM OTHER SIDE)

    Every properly signed proxy will be voted in accordance with the specifications made thereon. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4.

    The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Meeting and Proxy Statement and hereby revokes any proxy or proxies heretofore given.

    Please mark, date, sign and mail your proxy promptly in the envelope provided.
                                             Date: _______________________, 1999
                                             ___________________________________
                                                 (Print name of Stockholder)
                                             ___________________________________
                                                 (Print name of Stockholder)
                                             ___________________________________
                                                          Signature
                                             ___________________________________
                                                          Signature
                                             Number of Shares __________________

                                             Note: Please sign exactly as name
                                                   appears in the Company's
                                                   records. Joint owners should
                                                   each sign. When signing as
                                                   attorney, executor or
                                                   trustee, please give title as
                                                   such.